UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(A) Of the

Securities Exchange Act of 1934

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First Community Bank Corporation of America

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FIRST COMMUNITY BANK CORPORATION

OF AMERICA

March 18, 2006

To our Shareholders:

The 2006 Annual Meeting of Shareholders of First Community Bank Corporation of America is being held at our headquarters located at 9001 Belcher Road, Pinellas Park, Florida 33782, on Monday, April 17, 2006 at 5:00 p.m. local time.

The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. The directors and officers of First Community Bank Corporation of America, as well as a representative of the accounting firm Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to respond to your questions. During the informal portion of the Annual Meeting, we plan to highlight some of our achievements in 2005, as well as share our goals and objectives for 2006.

It is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and signing the enclosed proxy card. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

On behalf of the Board of Directors and all the employees of First Community Bank Corporation of America, we look forward to seeing you at the Annual Meeting.

Sincerely,

Kenneth P. Cherven
President and Chief Executive Officer

FIRST COMMUNITY BANK CORPORATION

OF AMERICA

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 17, 2006

The 2006 Annual Meeting of Shareholders (“Annual Meeting”) of First Community Bank Corporation of America (“First Community”) will be held at our headquarters located at 9001 Belcher Road, Pinellas Park, Florida 33782 on April 17, 2006, beginning at 5:00 p.m., local time. At the Annual Meeting, the holders of First Community’s outstanding common stock will act on the following items:

1.	To fix the number of Directors to serve on the Board for the ensuing year at eleven;

2.	The election of eight members of the Board of Directors, each for one-year terms;

3.	The adoption of the 2005 Stock Plan;

4.	To approve an amendment to our Articles of Incorporation to increase the number of authorized common shares to 20,000,000 and to create a class of preferred stock authorized in the amount of 2,000,000 shares; and

5.	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve Proposals 1,2,3,4 or 5; and

To transact any other business that properly comes before the Annual Meeting, or at any adjournment thereof.

All holders of record of shares of First Community at the close of business on March 1, 2006, are entitled to vote at the Annual Meeting and any adjournments thereof.

By Order of the Board of Directors,

Kenneth P. Cherven
President and Chief Executive Officer

Pinellas Park, Florida

March 18, 2006

FIRST COMMUNITY BANK CORPORATION

OF AMERICA

PROXY STATEMENT

2006 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on March 1, 2006, in connection with the solicitation of proxies by the Board of Directors of First Community Bank Corporation of America (“First Community”) for the 2006 Annual Meeting (“Annual Meeting”). Our Form 10-K, which includes the financial statements for the fiscal year ended December 31, 2005, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 18, 2006.

Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your preferences in the spaces provided on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed proxy will be voted as the Board of Directors recommends.

In order for us to have a quorum present to convene the Annual Meeting, it is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

Where and when is the Annual Meeting?

•	Monday, April 17, 2006

•	5:00 p.m.

•	Our headquarters located at 9001 Belcher Road, Pinellas Park, Florida 33782

What matters are being considered and what is the recommendation of our Board?

The Board recommends that you vote:

• FOR	–	Proposal 1 – to set the number of directors to serve for the ensuing year at eleven;

• FOR	–	Proposal 2 – the election of eight director nominees;

• FOR	–	Proposal 3 – the adoption of our 2005 Stock Plan;

• FOR	–	Proposal 4 - to approve an amendment to our Articles of Incorporation to increase the number of authorized common shares to 20,000,000 and to create a class of preferred stock authorized in the amount of 2,000,000 shares; and

• FOR	–	Proposal 5 - the adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve the foregoing matters.

If you do not indicate a preference, the proxy holders will vote in accordance with the Board’s recommendations. Although the Board of Directors knows of no additional business that will be presented for consideration at the Annual Meeting, execution of the enclosed Proxy Card confers discretionary authority on the proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.

Who is entitled to vote at our Annual Meeting and what constitutes a quorum?

Only holders of record of our common stock at the close of business on March 1, 2006, the shareholder record date, will be entitled to vote at the Annual Meeting. Record holders representing a majority of our outstanding common stock, present in person or represented by proxies, constitute a quorum. On the record date, there were 3,796,750 shares of First Community’s common stock outstanding.

What are the voting rights of our shareholders?

Our Articles of Incorporation do not provide for cumulative voting. Under the Florida Business Corporation Act (“Act”), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares he or she owns for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

How do I vote?

The manner in which your shares may be voted depends on how your shares are held. If you own shares of record, meaning that your shares of common stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, a Proxy Card for voting those shares will be included with this Proxy Statement. You may vote those shares by completing, dating, signing, and returning the Proxy Card in the enclosed postage pre-paid, pre-addressed envelope.

If you own shares through a brokerage firm (e.g., shares held in “street name”), you may instead receive a voting instruction form with this Proxy Statement that you may use to instruct your broker on how your shares are to be voted. As with a Proxy Card, you may vote your shares by completing, dating, signing, and returning the voting instruction form in the envelope provided. Many brokerage firms have arranged for internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form.

If your shares are held in “street name,” under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers’ shares on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customer’s shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. Proposals 1, 2 and 4 are non-routine matters being voted upon at this Annual Meeting. We encourage you to provide instructions to your brokerage firm as to how your proxy should be voted. This ensures your shares will be voted at the Annual Meeting.

Who can attend our Annual Meeting?

If you own common stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted by Proxy Card. If you own common stock through a brokerage account, you may attend the Annual Meeting, but in order to vote your shares at the Annual Meeting, you must obtain a “legal proxy” from the brokerage firm that holds your shares. You should contact your brokerage account representative to learn how to obtain a legal proxy. We encourage you to vote your shares in advance of the Annual Meeting by one of the methods described above, even if you plan on attending the Annual Meeting, so we will be able to determine if a quorum is present. You may change or revoke your proxy at the Annual Meeting in the manner described below even if you have already voted.

Can I change my vote after I mail my proxy card?

Any shareholder holding common stock of record may revoke a previously granted proxy at any time before it is voted, by delivering to us a written notice of revocation, or a duly executed Proxy Card bearing a later date, or by attending the Annual Meeting and voting in person. Any shareholder holding common stock through a brokerage firm may change or revoke previously given voting instructions by contacting the brokerage firm, or by obtaining a legal proxy from the brokerage firm and voting in person at the Annual Meeting.

Who are the largest owners of our stock?

There are no shareholders known to us to be the beneficial owners of 5% or more of the outstanding shares of First Community common stock as of the record date, other than members of management as set forth in the table on page 15.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

First Community’s Board of Directors is composed of: Brad Bishop, Kenneth P. Cherven, Kenneth Delarbre, Edwin C. Hussemann, James Macaluso, David K. Meehan, Robert G. Menke and Robert M. Menke.

First Community Bank Corporation of America

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Proxy Statement

The Securities and Exchange Commission and the National Association of Securities Dealers (“NASD”) have regulations and listing requirements that govern the corporate practices of NASDAQ listed companies such as First Community. Our Board of Directors has determined that a majority of our directors are independent in accordance with the standards of the Securities and Exchange Commission and the NASD.

In determining whether a director is independent under applicable independence requirements, our Board of Directors considered any transactions and relationships between the director (and any member of his or her immediate family or affiliates) and First Community (and its subsidiaries and affiliates). Our Board of Directors also examined any transactions and relationships between directors and their affiliates and members of our senior management team and any member of their immediate family or affiliates. Since banking is a significant portion of our business, our Board of Directors determined that a director’s independence is not affected where there is a loan between a subsidiary bank and the director, and that loan is performing in accordance with its contractual terms and has not been adversely classified or specially mentioned by any bank examiners.

First Community’s Board of Directors has five standing committees: the Audit Committee, Compensation Committee, Nominating Committee, Executive Committee, and the Corporate Governance Committee. The Board of Directors meets monthly. No director attended fewer than 75% of the Board Meetings in which he was eligible to participate in 2005. Directors receive $600 per meeting, with no additional fee to the Chairman. Committee members are compensated $300 per Board Committee meeting attended except for the Audit Committee. Members of the Audit Committee receive $600 per meeting with the Chairman receiving $800 per meeting attended.

The Bank’s Board of Directors is divided into two committees: Asset/Liability and the Loan Committee. All members of the Bank’s Board of Directors serve on the Loan Committee. In 2005, no director attended fewer than 75% of the meetings of the Bank’s Board or any Committee on which he served. Members of the Asset/Liability Committee receive $300 per meeting attended, and Members of the Loan Committee receive $150 per Board Committee meeting attended, with no additional fees to their respective Chairmen.

Bank Board members receive $600 per meeting, with the Chairman receiving $800 per meeting. The Bank also has Regional Boards for its Pinellas County, Hillsborough County and Charlotte County markets. Regional Board members receive $300 per meeting, with no additional fees to their respective Chairmen.

The composition of and number of meetings held by each committee of First Community in 2005 is reflected in the following table:

Board Member	Audit	Nominating	Executive	Corporate Governance	Compensation
Kenneth P. Cherven			X	X

Brad Bishop		X		X

Kenneth Delarbre	X	X		X

Edwin C. Hussemann	X

James Macaluso	Chair	X	X		X

David K. Meehan			X	Chair	X

Robert G. Menke	X	Chair

Robert M. Menke			Chair		Chair

Meetings in 2004	4	1	2	1	1

First Community Bank Corporation of America

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Proxy Statement

The First Community Committees were established in 2003 following our Nasdaq SmallCap listing. The Committees were previously established at the Bank level.

The Audit Committee for First Community composition was examined during the year by the Board of Directors in light of the Nasdaq Marketplace and Securities Exchange Commission Rules requiring that all members of the Audit Committee be “independent directors”. Based upon this examination, the Board determined that all of the members of our Audit Committee qualify as “independent directors” within the meaning of these Rules. Director James Macaluso, an accountant with extensive bank management and auditing experience, has the requisite financial expertise to qualify as an “audit committee financial expert” as defined by Securities Exchange Commission Rules. Accordingly, the Board has designated him to hold that position.

The Nominating Committee for First Community meets as needed and is responsible for recommending the number of Directors to serve for the ensuing period, recommending the number of Directors to be elected by the shareholders, and for selecting the management nominees for election as Directors. Non-management directors are considered for nomination by the full Board. The Nominating Committee does operate pursuant to a charter and its members are “independent” under the listing standards contained in the Nasdaq Marketplace rules. First Community does not have any procedures or policies for considering shareholder nominations, but will consider shareholder nominations on a case-by-case basis.

The Executive Committee for First Community meets as needed and has all the authority of the Board of Directors, when the Board of Directors is not in session, except as specially limited by the Board. The Committee is responsible for reviewing executive compensation, performance incentives, stock options, and strategic business planning.

The Corporate Governance Committee for First Community meets at least annually and is responsible for overseeing NASDAQ’s Corporate Governance rules, evaluating Director performance, and overseeing the Ethics Policy and the Whistleblower Policy.

The Compensation Committee for First Community serves with regard to compensation and personnel policies, programs and plans, including management development and succession, and to approve employee compensation and benefit programs. For further information regarding the Compensation Committee, please see the Compensation Committee Report found elsewhere in this Proxy Statement.

First Community Bank Corporation of America

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Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The audit functions of the Audit Committee are primarily focused on three areas:

•	The adequacy of First Community’s and the Bank’s internal controls and financial reporting process and the reliability of First Community’s and the Bank’s financial statements.

•	The performance of First Community’s and the Bank’s internal auditors and the independence and performance of First Community’s and the Bank’s independent auditors.

•	First Community’s and the Bank’s compliance with legal and regulatory requirements.

The Audit Committee also recommends to the Board the appointment of the independent auditors and reviews their performance, fees and independence from management.

The Audit Committee met with management periodically to consider the adequacy of First Community’s and the Bank’s internal controls and the objectivity of their financial reporting. The Audit Committee discussed these matters with First Community’s and the Bank’s independent auditors and with appropriate company financial personnel.

The Audit Committee meets regularly with the independent auditors without the presence of management. The independent auditors have unrestricted access to the Audit Committee.

Management has primary responsibility for First Community’s and the Bank’s financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of First Community and the Bank in conformity with accounting principles generally accepted in the United States of America. The independent auditors discuss any issues they believe should be brought to the Audit Committee’s attention.

This year, the Audit Committee reviewed First Community’s audited financial statements as of and for the fiscal year ended December 31, 2005, and met with both management and First Community’s and the Bank’s independent auditors to discuss those financial statements. Management has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

The Audit Committee has received from and discussed with Hacker, Johnson & Smith, P.A., the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from First Community and the Bank. The Audit Committee also discussed with Hacker, Johnson & Smith, P.A., any matters required to be discussed by Statement on Auditing Standards No. 61. (Communication with Audit Committees).

First Community Bank Corporation of America

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Proxy Statement

Based on these reviews and discussions, the members of the Audit Committee (Chairman James Macaluso and Directors Edwin C. Hussemann, Robert G. Menke, and Kenneth Delarbre) recommended to the Board that First Community’s and the Bank’s audited financial statements be included in First Community’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

PROPOSAL 1. INCREASING THE NUMBER OF BOARD SEATS FOR THE ENSUING YEAR TO ELEVEN

Our Bylaws require that our Board of Directors consist of not less than one nor more than fifteen members. The Board of Directors is presently comprised of eight members all of whom have been nominated by the Board to stand for election at the Annual Meeting. Directors are each elected for a one-year term and serve until their successors are elected and installed. Our By-Laws also provide that our stockholders shall determine at the annual meeting the number of directorships for the ensuing year and that such number may be greater than the actual number of directors to be elected at the annual meeting. Any vacancies thus created may be filled during the year by the Board of Directors at their discretion, to hold office until the next annual meeting of stockholders.

The Board of Directors believes that the current regulatory and business climate requires additional flexibility in order to take advantage of qualified independent individuals who may become interested and available to serve on First Community’s Board of Directors. The recently adopted NASDAQ rules regarding the establishment of a number of Board Committees and the independence rules of the Securities and Exchange Commission, as well as NASDAQ dictates that the First Community Board be somewhat larger than its current eight members. The Board of Directors believes that eleven directors would be an effective number, but at the present time, does not have three qualified individuals in mind to fill those seats.

Potential Negative Effects of the Proposal

The appointment of up to three additional persons to the Board of Directors during the ensuing year would be entirely in the discretion the current Board. They would have the ability to appoint persons whom you might not otherwise have voted for.

The Board of Directors of First Community has carefully considered the potential adverse effects of this Proposal, and has unanimously concluded that any such risk is substantially outweighed by the increased flexibility and competitive advantage which the Proposal will afford First Community and its shareholders.

The Board of Directors Recommends that the Shareholders

Vote “For” Increasing the Number of Board Seats for the Ensuing Year to Eleven.

First Community Bank Corporation of America

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Proxy Statement

PROPOSAL 2. ELECTION OF DIRECTORS

The eight nominees named herein have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person. The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have no effect.

Information relating to the business experience and age of each director nominee is set forth below:

Brad Bishop, age 63, was elected to the First Community and First Community Bank Boards in April 2005. He is originally from Shelbyville, Indiana and has been a resident of Charlotte County and Southwest Florida since 1960. Mr. Bishop graduated from Florida State University and spent 26 years in the banking business, including 16 years as President and CEO of the Port Charlotte Bank and Trust Company which became the SunTrust Bank of Charlotte County. He has been active in the Florida Bankers Association, Bank Administration Institute, and the American Bankers Association, as well as many local charities and civic organizations. Mr. Bishop has been with RE/Max Harbor Realty since 1995 as a Commercial Realtor, where he has remained active in both commercial and residential sales. He holds a Florida General Contractors license and is currently a partner of the new professional center called Central Park that is located in Port Charlotte. He also is a partner in the Riverside RV Resort and Campground which is located on the Peace River.

Kenneth P. Cherven, age 46, is President, Chief Executive Officer and Director of First Community and is Chief Executive Officer and Director of First Community Bank. Mr. Cherven also serves as an Advisory Director of the Pinellas, Charlotte and Hillsborough County Regions. Mr. Cherven has been our President and Chief Executive Officer since July 2000. Mr. Cherven has been in banking in Florida since 1981 and has served as President and Chief Executive Officer of two local and regional banks—first at Gulf Bank where he served from 1989 to 1993; and then at Premier Community Bank where he served from 1994 to 1999. Mr. Cherven has a MBA degree in Business from the University of Tampa and a Bachelor’s degree in Finance from Florida Southern College. Mr. Cherven serves as an adjunct Professor for the Graduate School of Banking at Louisiana State University, where he also serves as Trustee. Mr. Cherven is Chairman of the Foundation Board of St. Petersburg College.

Kenneth Delarbre, age 63, is a Director of First Community and a Director of First Community Bank. Mr. Delarbre has served as a bank director since November 2004 and was elected to the Board of First Community in April 2005. Mr. Delarbre has been a Certified Public Accountant with the Florida-based firm of Morrison & Delarbre, P.A., in Tampa/Clearwater from 1971 to 1995, and with Kenneth Delarbre & Company, P.A. since 1995 to date. He is the managing shareholder of the Clearwater, Florida office. He is a member of the American Institute of Certified Public Accountants (AICPA) and the Florida Institute of Certified Public Accountants (FICPA). Mr. Delarbre has been in banking in Florida since 1988 and has served as Chairman of the Board and Chief Executive Officer of Gulf Bank from 1989 to 1993, and then served as a Director of SouthTrust Bank, N.A. from 1993 to 1999. Mr. Delarbre served as an advisory Director of Florida Bank, N.A. from early 2000 to January 2003, and then served as a

First Community Bank Corporation of America

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Proxy Statement

Director and member of the Audit Committee of Florida Bank, N.A. from February 2003 to December 2003 and a Director and member of the Audit Committee of Florida Bank, Inc. (the holding company) from January 2004 to July 2004 when Florida Bank, Inc. was sold to the South Financial Group in South Carolina.

Edwin C. Hussemann, age 59, is a Director of First Community and First Community Bank. Mr. Hussemann has served in these positions since 1995. Mr. Hussemann is a Certified Public Accountant. For the last 27 years, Mr. Hussemann has served as Chief Financial Officer of Bankers Insurance Group, Inc., as well as at several of its subsidiaries. He is a member of the American Institute of Certified Public Accountants (AICPA) and the Florida Institute of Certified Public Accountants (FICPA).

James Macaluso, age 62, is a Director of First Community and First Community Bank, commencing his positions in January, 1999. He is also the Chairman of First Community’s Audit Committee, and a Director and Chairman of the Bank’s Pinellas County Region. From 1991 through the present, Mr. Macaluso has been an accountant and President of Macaluso & Company, P.A., in St. Petersburg, Florida. Mr. Macaluso is a former member of the Board of Directors of Marine Bank of St. Petersburg, Florida, where he served for 12 years. At Marine Bank he also served as Chairman of the Audit Committee. Mr. Macaluso is a 1970 graduate of the University of South Florida where he was a member of the Gold Key Honor Society and a member of the Honor Society of Phi Kappa Phi.

David K. Meehan, age 58, is a Director of First Community and First Community Bank. He has served in these positions since 1995. He joined the organizers of Bankers Insurance Group, Inc. in 1976 as Corporate Secretary and was appointed its President in 1979. He is currently First Vice-Chairman of Bankers Insurance Group, Inc., and President of Bankers Insurance Company. He has served in that capacity since October 1997. In 1999, Mr. Meehan was appointed by Florida Governor Jeb Bush as Commissioner of the Florida Fish and Wildlife Conservation Commission. He was reappointed by the Governor in July 2002 to serve another 5-year term. Mr. Meehan has served on the Boards of Governors of the Florida Joint Underwriting Association, the Florida Insurance Council, the Florida Property and Casualty Joint Underwriting Association, Insurance Management Solution Group, Inc. and the Florida Residential Property and Casualty Joint Underwriting Association. Mr. Meehan is also a member of the Florida State University Alumni and Advisory Board, National Association of Independent Insurers, past National Flood Insurance Chairman, and past Chairman and President of the Florida Association of Domestic Insurance Companies.

Robert G. Menke, age 43, is a Director of First Community and First Community Bank. He has served in these positions since 2000. Mr. Menke is the son of Robert M. Menke, our Chairman. He is currently President and co-owner of Riscserv, LLC, an insurance outsourcing and software provider. Prior to that, from 1999 to 2002, Mr. Menke was with Bankers Insurance Group where he served as Chief Executive Officer and President of P&C Companies. From 1996 to 1999, he served as Executive Vice President and Chief Operations Officer at Bankers Insurance Group, Inc. Mr. Menke has an MBA from the University of South Florida.

Robert M. Menke, age 72, is a Director and Chairman of the Board of First Community and a Director of First Community Bank. He has served in these positions since 1995. Mr. Menke founded Bankers Insurance Group in 1976 and, is currently, and has been, its Chairman

First Community Bank Corporation of America

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of the Board since inception. Mr. Menke was honored as “Insurance Man of the Year” in 1986 by the Florida Association of Domestic Insurance Companies. Mr. Menke is also a member of the National Association of Independent Insurers. He is currently a director of Bankers Security Insurance Company, Bankers Life Insurance Company and Bankers Insurance Company.

The Board of Directors Recommends that the Shareholders

Vote “For” the Election of the Eight Director Nominees.

Non-Director

Executive Officers

First Community Executive Officers

John A. Stewart, Jr., age 55, is Senior Vice President and Chief Financial Officer for First Community. He joined First Community in 2000. Mr. Stewart has worked in banking in Florida since 1975. From July 1990 to December 1999 he served as Senior Vice President and Chief Financial Officer at First Federal Savings Bank of the Glades, which changed its name to Olde Cypress Community Bank. Prior to that he served as Vice President of Bayside Federal Savings and Loan Association. Mr. Stewart has a Bachelor’s degree in Accounting from the University of Tennessee.

First Community Bank Executive Officers

Scott C. Boyle, age 51, is Regional President of Pinellas County for First Community Bank. Mr. Boyle has served in that capacity since January 1999. Mr. Boyle has worked in banking in Florida since 1977. From June 1990 to January 1999, Mr. Boyle was with First Central Bank in St. Petersburg, Florida, as Senior Vice-President—Commercial Lending. Mr. Boyle has a Bachelor’s degree in Business and Finance from the University of Florida and is a graduate of the School of Banking of the South at LSU. Mr. Boyle is an officer of the Kiwanis Club of St. Petersburg, is an active member of the St. Petersburg Chamber of Commerce and the Suncoasters, and serves as a director of Neighborhood Lending Partners, a lending consortium providing low-moderate income housing units throughout Florida.

Michael J. Bullerdick, age 52, is Regional President of Charlotte County for First Community Bank. Mr. Bullerdick has been in that position since March 2003. Mr. Bullerdick has worked in banking in Florida since 1981. Prior to joining First Community Bank, Mr. Bullerdick was employed with SunTrust Bank for nine years. His last position with SunTrust Bank was Senior Vice President-Commercial Banking. From 1989 to 1993 he was employed as Head of Commercial and Residential Lending for Century Bank. Mr. Bullerdick has a Bachelor’s degree in Business Administration from Ferris State University and an MBA in Finance from the University of Sarasota. Mr. Bullerdick serves on the Government Affairs Committee of the Charlotte County Chamber of Commerce, is a graduate of Leadership Sarasota, and serves on local, not-for-profit Boards.

Siede T. (“Sie”) Kamide, age 49, is Regional President of Hillsborough County for First Community Bank. He has served in that capacity since April 2004. Mr. Kamide has worked in

First Community Bank Corporation of America

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Proxy Statement

banking since 1979 and worked in various capacities in Florida banking since 1983. Mr. Kamide was with SouthTrust Bank for seven years and was responsible for Asset Based Lending in Florida and was State Coordinator for the Bankers Bank of Georgia’s Florida Operations from 2000 to 2002. Mr. Kamide has a Bachelors Degree in Economics from St. Lawrence University and attended the University of Buffalo Executive MBA Program from 1981 to 1983. Mr. Kamide is active in the Downtown Tampa Rotary, The University of Tampa Fellows and Reading is Fundamental and is a graduate of Leadership Orlando and The Tampa Connection.

Clifton E. Tufts, age 45, is Executive Vice President of First Community Bank. He has served in that position since February 2003. From 1998 to 2002, he served as Senior Vice President and then Executive Vice President of Premier Community Bank of Florida. Mr. Tufts also served as Head of the Association Services Division for Premier’s holding company, P.C.B. Bancorp, Inc. Mr. Tufts is a graduate of Stetson University and has a BBA degree in Accounting. He is a Certified Public Accountant in the State of Florida. Mr. Tufts is active in the Suncoast Chapter of the Community Associations Institute, and serves as Vice Chairman of the Banking Committee of the National Community Associations Institute.

BENEFICIAL STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding our Directors and Executive Officers and the only persons known to us to be the beneficial owners of five percent or more of the outstanding shares of First Community as of the record date. The beneficial ownership was determined based on Securities Exchange Commission rules and regulations. In general, beneficial ownership includes shares over which a person has sole or shared voting or investment power, and shares which the person has the right to acquire within 60 days.

Directors and Executive Officers	Number of Common Shares Owned (1)		Options and/or Warrants Held	Vested Options and/or Warrants(2)	% of Beneficial Ownership(3)
Brad Bishop	10,452	(4)			*
Scott C. Boyle	29,532	(5)	49,218	49,218	2.05%
Michael J. Bullerdick	1,684		18,840	18,840	*
Kenneth P. Cherven	9,843		187,031	187,031	4.94%
Kenneth Delarbre	30,712	(6)	—	—	*
Edwin C. Hussemann	315		—	—	*
Siede T. Kamide	8,505		15,750	15,750	*
James Macaluso	118,611	(7)	39,375	39,375	4.12%
David K. Meehan	11,667	(8)	—	—	*
Robert G. Menke	3,468		—	—	*
Robert M. Menke	1,397,325	(9)	—	—	36.80%
John A. Stewart, Jr.	15,149	(10)	15,750	15,750	*
Clifton E. Tufts	21,861	(11)	38,437	38,437	1.57%
All officers and directors as a group (13) persons.	1,659,124		364,401	364,401	48.63%

*	Less than 1%

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Proxy Statement

(1)	Includes shares for which the named person has sole voting and investment power, has shared voting and investment power with a spouse, or holds in an IRA or other retirement plan program, unless otherwise indicated in these footnotes, but does not include shares that may be acquired by exercising stock options.

(2)	Includes shares that may be acquired by exercising vested stock options and/or vested warrants.

(3)	Under the rules of the Securities Exchange Commission, the determinations of “beneficial ownership” of our common stock are based upon Rule 13d-3 under the Securities Exchange Act of 1934, which provides that shares will be deemed to be “beneficially owned” where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition of shares, or where a person has the right to acquire any such power within 60 days after the date such beneficial ownership is determined. Shares of our common stock that a beneficial owner has the right to acquire within 60 days under the exercise of the options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such owner, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(4)	Mr. Bishop’s shares include 5,484 shares held by the Bishop Family Trust and 3,000 held in trust for his spouse.

(5)	Includes 750 shares controlled by Mr. Boyle for his son.

(6)	Includes 19,687 shares held by Delarbre & Co. which is controlled by Mr. Delarbre and 4,725 shares owned by his wife.

(7)	Of Mr. Macaluso’s holdings, 25,099 shares are owned by the W.J. Trust. Mr. Macaluso serves as Trustee for the Trust. Family trusts hold an additional 74,810 of the shares included above.

(8)	All of Mr. Meehan’s shares are in the name of his spouse.

(9)	Includes 19,687 shares controlled by Mr. Menke in Bankers Insurance Group, Inc.; 250,077 shares controlled by Mr. Menke in Bankers Insurance Company; 99,375 shares controlled by Mr. Menke in Bankers Life Insurance Company; 157,500 controlled by Mr. Menke in First Community Insurance Company; 772,249 controlled by Mr. Menke in First Community Financial Corporation; First Community Financial Corporation is wholly owned by Mr. Menke.

(10)	Includes 6,778 shares controlled by Mr. Stewart for his mother.

(11)	Includes 3,150 shares held by Mr. Tufts’ spouse and 900 shares held by his children.

EXECUTIVE COMPENSATION

The following Summary Compensation Table shows compensation information regarding Kenneth P. Cherven, Scott C. Boyle, Michael J. Bullerdick, Siede T. Kamide, John A. Stewart, Jr. and Clifton E. Tufts. No other executive officer received compensation at a level required to be reported herein by Securities and Exchange Commission regulations.

Summary Compensation Table
	Annual Compensation							Long-Term Compensation
Name and Principal Position	Year	Salary		Bonus(1)		Other Annual Compensation(2)		Securities Underlying Options/SARS Awards(3)
Kenneth P. Cherven Chief Executive Officer, President and Director of First Community and is Chief Executive Officer, and Director of First Community Bank	2005 2004 2003	$ $ $	180,348 170,140 160,509	$ $ $	110,000 95,000 75,000	$ $ $	19,691 21,806 21,589	— — —
Scott C. Boyle Regional President, Pinellas County	2005 2004 2003	$ $ $	135,261 127,605 120,382	$ $ $	80,000 70,000 50,000	$ $ $	6,606 6,800 6,565	— — —

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Michael J. Bullerdick Regional President Charlotte County	2005 2004 2003	$ $ $	118,404 114,000 110,000	$ $ $	36,000 25,000 10,000	$ $ $	6,000 6,000 6,000	— — 12,500
Siede T. Kamide Regional President Hillsborough County	2005 2004 2003		$110,000		$22,000		$2,760	— — —
John A. Stewart, Jr. Senior Vice President and Chief Financial Officer	2005 2004 2003	$ $ $	91,112 88,031 84,645	$ $ $	27,000 25,000 25,000	$ $ $	2,760 1,850 1,500	3,938 — —
Clifton E. Tufts Executive Vice President	2005 2004 2003	$ $ $	116,251 112,320 108,000	$ $ $	50,000 45,000 45,000	$ $ $	5,000 5,000 5,000	12,500 — 12,500

(1)	Annual incentive awards paid for results achieved during the calendar year, which were paid during the year or immediately following the years indicated.

(2)	All additional forms of cash and non-cash compensation paid, awarded or earned, which includes an additional life insurance policy, family hospitalization insurance, automobile allowances and club membership costs.

(3)	Grants of stock options made under First Community Bank Corporation of America’s Long-Term Incentive Plan.

COMPENSATION COMMITTEE REPORT

General

Compensation for our executive officers is determined by the Compensation Committee. Cash compensation consists of an annual salary and a discretionary year-end bonus. Annual salaries for 2005 were established in the fourth quarter of 2004. The 2005 year-end bonuses were determined in the fourth quarter of 2005 and were paid at the beginning of 2006. In determining the cash compensation for the executive officers of First Community and its subsidiaries, the Chief Executive Officer/President initially determines the salary range recommendations. The Chief Executive Officer/President then presents his recommendations to the Compensation Committee, which reviews and analyzes the information. The Compensation Committee then determines the compensation for the executive officers, including the compensation of the Chief Executive Officer/President.

Compensation Principles

Executive Compensation for 2005 was determined in accordance with four fundamental factors:

•	The overall performance of First Community and its wholly-owned subsidiaries, in the attainment of both short-term and long-term goals;

•	The individual performance of each executive officer;

•	The competitiveness of First Community’s executive officers’ salaries to those of similarly qualified officers in the Florida market; and

•	The recommendations of the Chief Executive Officer/President regarding all executive officers other than himself.

First Community Bank Corporation of America

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No disproportionate weight was given to any specific factor.

In determining the base salary and any incentive bonus plan for the executive officers, the Compensation Committee looks to industry standards as determined from annual surveys published by the Florida Bankers Association and private companies specializing in executive compensation analysis for financial institutions. Such surveys provide compensation information based on institution size and geographic location and serve as a benchmark for determining executive salaries. The Compensation Committee reviewed the compensation paid to executive officers in the southeast United States in setting the cash compensation paid to executive officers in 2005. The Compensation Committee has determined that First Community and its subsidiaries, in their current stage of development, do not necessarily fit within a defined peer group. The Compensation Committee is considering engaging a compensation specialist to help develop a compensation program and strategy that is more commensurate with those of growth-minded financial institutions.

Compensation of the Chief Executive Officer

In evaluating the salary of the Chief Executive Officer and President, the Compensation Committee generally looks at the same criteria used to evaluate salaries of other executive officers within First Community. The Compensation Committee’s determination of an appropriate level of compensation for the Chief Executive Officer and President is based on: (i) a comparison of First Community’s accomplishments and results; and (ii) the Chief Executive Officer and President’s responsibilities for implementation of predetermined goals and objectives for First Community during the calendar year; and (iii) the compensation paid to chief executive officers within a banking industry peer group.

In accordance with its charter, the Compensation Committee addressed the performance of the Chief Executive Officer in the fourth quarter of 2005. The Compensation Committee was pleased with the overall performance of Chief Executive Officer Cherven in 2005. The Compensation Committee also looked at Chief Executive Officer Cherven’s role in implementing the Company’s goals and objectives.

Cash Bonuses

Officers are given the opportunity to earn an annual bonus. In fiscal year 2005, bonuses were paid to executive officers for: (i) individual performance; (ii) the performance of First Community and/or the primary subsidiary which the executive officer was responsible for overseeing; and (iii) the progress made in implementing First Community’s corporate vision.

Employment Agreements with Certain Executive Officers

First Community has an employment agreement with its President and Chief Executive Officer, Kenneth P. Cherven. The terms and conditions of the Agreement are summarized below.

Mr. Cherven entered into a joint employment agreement dated as of June 16, 2000, with First Community and First Community Bank, pursuant to which Mr. Cherven is to serve as President and Chief Executive Officer of First Community, and as Chief Executive Officer of

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First Community Bank. Under the terms of the agreement, Mr. Cherven was granted stock options for 125,000 shares of common stock, with an exercise price of $8.00 per share. The employment agreement provided for a five-year term which was scheduled to end on July 3, 2005.

On November 29, 2004, Mr. Cherven entered into a new employment which provides for a three-year term, with daily renewals. The renewal may be terminated by either party at any time. The employment agreement calls for a base salary of $170,140 in the first year of the term and is adjusted annually by the Board. The employment agreement requires that an annual bonus be paid provided that certain predetermined performance goals are met. The performance goals are mutually agreed upon at the beginning of each year. An additional bonus may be granted at the Board’s discretion.

Mr. Cherven’s employment agreement contains a non-compete provision for six months following termination of the employment agreement. The non-compete provision prevents Mr. Cherven from competing with us either, directly or indirectly, with any financial service provider located in Charlotte, Pinellas and Sarasota Counties, or in any County wherein First Community Bank operates a full-service branch at the time his employment is terminated. In addition, Mr. Cherven is prohibited from, directly or indirectly, soliciting business from current customers (borrowers or depositors) or soliciting any employees of First Community Bank for a period of one year following termination of his employment. The employment agreement calls for a severance payment equal to existing compensation through the end of the term of his employment agreement should Mr. Cherven be terminated for other than Good Cause or if he resigns for Good Reason as defined in the employment agreement. In the event of a “change in control” of First Community or First Community Bank, Mr. Cherven will be entitled to 2.9 times his then base salary as severance payment.

Conclusion

Based upon its review of First Community’s executive compensation program, the Compensation Committee believes that the program’s structure and the awards granted in 2005 were appropriate, competitive, and effective in our retention of key employees.

The foregoing report was submitted by the Compensation Committee: Robert M. Menke (Chairman), James Macaluso, and David K. Meehan.

CERTAIN TRANSACTIONS

Certain of First Community’s directors, officers and employees have banking relations with the Bank. Loans made to Directors, executive officers and principal shareholders, defined as individuals owning 10% or more of First Community’s common stock, are governed under the provisions of Section 22(h) of the Federal Reserve Act, which requires that any loans made to those individuals must:

•	Be on substantially the same terms, including interest rates and collateral as those prevailing at the time for comparable transactions with non-affiliated parties; and

•	Not involve more than the normal risk of repayment or present other unfavorable features.

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There is, however, an exception for loans made to employees who are affiliates that are made pursuant to a benefit or compensation package that is widely available to all Bank employees and does not give a preference to affiliates. There is also an aggregate limit of $25,000, or 5% of the amount of the Bank’s unimpaired capital and unimpaired surplus on all loans to those individuals, unless the Board of Directors has approved the amount and the individual has abstained from participating in the voting.

There is further exception for loans made to executive officers. Executive officers are those people who participate, or who have authority to participate, in major policymaking functions of First Community, regardless of their title. In 2005, the Bank had five employees who would be considered executive officers. The Bank may lend any otherwise permissible sum of money to an executive officer for:

•	Financing the education of the officer’s children;

•	A Board of Director’s approved first mortgage on the officer’s residence; or

•	A loan secured by certain low-risk collateral.

The Bank may also lend up to the higher of $25,000, or 2.5% of its unimpaired capital and unimpaired surplus (but never more than $100,000) to an executive officer for any other purpose.

During 2005, First Community’s Directors and executive officers (or their related business interests) had loans or lines of credit with the Bank that, in the aggregate totaled $888,095 of which $306,269 was outstanding on December 31, 2005. These loans and lines of credit were made on the same terms as extensions of credit are made to the Bank’s unaffiliated customers.

PROPOSAL 3. ADOPTION OF THE

2005 STOCK PLAN

Background

The 2005 Stock Plan was adopted by First Community’s Board of Directors on October 17, 2005, subject to and effective upon approval by the shareholders. The Board of Directors believes that stock-based incentives are important factors in attracting, retaining, and rewarding employees and directors, and closely aligning their interests with those of shareholders. As our current stock option plans which were adopted by our shareholders in 2001 are somewhat dated, we feel the adoption of the 2005 Stock Plan will afford the Compensation Committee greater alternatives in compensating our employees and directors. The following is a summary of the material terms of the 2005 Stock Plan. This summary is qualified in its entirety by the complete terms of the 2005 Stock Plan as set forth in Appendix A hereto.

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Grants

The 2005 Stock Plan provides for grants of options to purchase common stock, restricted shares of common stock (which may be subject to both grant and forfeiture conditions) (“Restricted Stock”) and Restricted Stock Units which are contractual rights to receive shares of Restricted Stock at a future date or upon the occurrence of a future event, and grants of stock appreciation rights (entitling the grantee to receive the difference in value between the underlying common stock on the date of exercise and the value of such stock on the date of grant) (“SARs”), which may be either freestanding or granted in tandem with an option. Options to purchase common stock may be either incentive stock options (“ISOs”), which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options which are not intended to satisfy the requirements of Section 422 of the Code (“NQOs”).

Securities to be Reserved

There will initially be 150,000 shares of common stock reserved for use under the 2005 Stock Plan, representing 15% of First Community’s outstanding stock. When new shares of common stock are issued, an additional 15% of such shares will also be reserved, up to a maximum of 450,000 shares. Therefore, as options are exercised or new stock is issued, additional shares can be reserved. At no time will the number of shares reserved exceed 15% of our outstanding stock. Any shares subject to an option that remain unissued after the cancellation, expiration or exchange of an option and any shares of Restricted Stock which are forfeited will again become available for use under the 2005 Stock Plan. Any shares which are surrendered for cash or common stock, or a combination thereof, and any shares of common stock used to satisfy a withholding obligation shall not again become available for use under the 2005 Stock Plan.

If the 2005 Stock Plan is adopted, First Community intends to make the following immediate grants of Stock Options:

Name and Position	Number of Shares Subject to Options
Non-Employee Directors (7)	140,000

Administration of Plan

The 2005 Stock will be administered by a duly appointed committee of First Community’s Board of Directors (“Committee”). The Committee will have the delegated authority to grant options, SARs, and Restricted Stock. The composition of the Committee must be at least two directors, each of whom is a non-employee director under Rule 16b-3 of the Securities Exchange Act of 1934, and each of whom shall be or will be treated as an “outside director” for purposes of Section 162(m) of the Code. The Board has authorized the Committee to interpret the 2005 Stock Plan, to determine the total number of shares to be granted, and to take such other action in the administration and operation of the 2005 Stock Plan as the Committee deems equitable under the circumstances. The Board of Directors, however, has reserved to itself the right to amend or terminate the 2005 Stock Plan. No amendment, however, may be effected without approval of the shareholders to the extent such approval is required

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under applicable law, Code Section 422, Rule 16b-3, or any applicable stock exchange rule. Furthermore, in no case can stock awards be repriced, either by cancellation and regrant or by lowering the exercise price of a previously granted award.

Eligibility

Selected directors, executive officers, and employees will be eligible to participate in the 2005 Stock Plan. Executive officers and employees are eligible for the grant of ISOs, NQOs, Restricted Stock, Restricted Stock Units, and SARs. However, directors are only eligible for the grant of NQOs, SARs, and Restricted Stock.

Terms of Options

The 2005 Stock Plan authorizes the grant of ISOs or NQOs, both of which are exercisable for shares of First Community common stock. Employees may receive either ISOs or NQOs, however, all option grants to non-employee directors shall be NQOs. Options may be granted for any reason, as the Committee deems appropriate under the circumstances. The price at which a stock option may be exercised for a share of common stock may not be less than the fair market value of a share of common stock on the date the stock option is granted. The “fair market value” means the closing price per share as reported in a financial periodical on the date the option is granted, or if no such closing price is available on such day, the closing price for the immediately preceding business day, or if no such prices are reported, a price determined by the Committee acting in good faith; provided, however, the fair market value can never be less than the book value of a share.

The period during which a stock option may be exercised shall be determined by the Committee at the time the option is granted and may not extend more than 10 years from the date of grant. A stock option or portion thereof that is not exercised before expiration of the applicable option period shall terminate. An option agreement may provide for the exercise of a stock option within 90 days after the employment of an employee or the status of an individual as a director has terminated for any reason; except that the period may be extended to one year in the case of death or disability. The 2005 Stock Plan shall expire, and no further grants shall be made, 10 years after its approval by the shareholders.

The aggregate fair market value of ISOs granted to an employee under the 2005 Stock Plan, which first becomes exercisable in any calendar year, may not exceed $100,000 per year.

Stock Appreciation Rights

Under the 2005 Stock Plan, stock appreciation rights may be granted as part of a stock option (a “Related Option”) with respect to all or a portion of the shares of common stock subject to the Related Option (a “Tandem SAR”) or may be granted separately (a “Freestanding SAR”). Tandem SARs and Freestanding SARs are collectively referred to as “SARs.” The share value of a Freestanding SAR shall be set forth in the related SAR agreement, and may not be less than the fair market value of a share of common stock on the date of grant of the SAR. The share value of a Tandem SAR shall be determined by the exercise price of the Related Option, which also may not be less than the fair market value of a share of common stock on the date of grant.

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The grant of SARs may be subject to such other terms as the Compensation Committee deems appropriate.

When a Freestanding SAR is exercised, the employee receives a payment determined by calculating the difference between the share value at grant as set forth in the SAR agreement and the fair market value of a share of common stock on the date of exercise. On the exercise of a Tandem SAR for a number of shares, the Related Option is deemed to be surrendered to the extent of the same number of shares and the payment is based on the increase in fair market value of common stock on the exercise date over the value stated in the option agreement. Payment may be made in cash or stock, or a combination of cash and stock. The form and timing of payments shall be determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units

Shares of Restricted Stock may be granted to employees and directors and may be subject to one or more contractual restrictions as established by the Compensation Committee at the time of grant and as set forth in the related Restricted Stock agreement. The agreement will set forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the employee’s or director’s interest in the Restricted Stock will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the employee or director. The Restricted Stock agreement will state whether the employee or director has the right to receive any cash dividends paid with respect to the shares of Restricted Stock. If the employee or director has no right to receive cash dividends, the agreement may give the employee or director the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Dividends declared on the shares of Restricted Stock after grant, but before the shares are forfeited or become nonforfeitable, are treated as part of the grant of the related Restricted Stock. An employee or director has the right to vote the shares of Restricted Stock after grant until they are forfeited.

Shares of Restricted Stock may vest in installments or in total upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the 2005 Stock Plan. To enforce the restrictions, all shares of Restricted Stock will be held by First Community until the restrictions are satisfied. The exercise or surrender of any option granted under the 2005 Stock Plan and the acceptance of a Restricted Stock grant shall constitute an employee’s or director’s full and complete consent to whatever actions the Compensation Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Compensation Committee in its discretion deems applicable to such exercise or surrender of such Restricted Stock. The Compensation Committee also can provide that an employee or director may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Bank common stock actually transferred to the employee or director under the 2005 Stock Plan. Any such election and any such reduction shall satisfy the conditions to the exemption under Rule 16b-3. Grants of Restricted Stock will be effective for periods as determined by the Compensation Committee, provided no Restricted Stock may be granted after the earlier of the tenth anniversary of the 2005 Stock Plan being approved by the shareholders or the date on which all shares of common stock reserved under the 2005 Stock Plan have been issued or are unavailable for use under the 2005 Stock Plan, in which event the 2005 Stock Plan also shall terminate on such date.

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In the case of Restricted Stock grants, which vest only on the satisfaction of performance objectives, the Compensation Committee shall determine the performance objectives to be used in connection with Restricted Stock awards and shall determine the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the Compensation Committee in its sole discretion shall select among one or more of the following: stock price, earnings per share, return on equity, return on capital, net income, return on assets or total return to shareholders.

Stock Units are not share awards, but rather represent a contractual right to receive shares at a specified future date, or upon the occurrence of a future event. Like Restricted Stock, Stock Units are not sold or transferred until any predefined restrictions have lapsed. However, because the initial award is only a promise to award a share at a later date, Stock Units carry neither voting nor dividend rights until they are exchanged into shares at the payment date. Holders of Stock Units are not shareholders (whereas holders of restricted shares are shareholders). However, First Community is allowed to pay dividend equivalents to recipients during the period in which they are a Stock Unit holder. Any such dividend payment is subject to taxation. Recipients will generally recognize ordinary income in the amount of the fair market value of the Restricted Stock at the time the actual stock is issued.

Certain Federal Income Tax Consequences

The following summary generally describes the current principal federal income tax consequences of certain events under the 2005 Stock Plan. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or director or to First Community. The provisions of the Code and regulations thereunder relating to these matters are complicated, they change often, and their impact in any one case may depend upon the particular circumstances.

Options and Stock Appreciation Rights

A grantee will not be subject to any federal income tax upon the grant of a stock option or SAR pursuant to the 2005 Stock Plan.

A grantee will not recognize income for federal income tax purposes (and First Community will not be entitled to any federal income tax deduction) as a result of the exercise of an ISO and the related transfer of shares to the employee. However, the excess of the fair market value of the shares transferred upon the exercise of an ISO over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the employee for the year in which the option is exercised. Thus, certain employees may have an increase in their federal income tax liability as a result of the exercise of an ISO under the alternative minimum tax rules of the Code.

If the shares transferred pursuant to the exercise of an ISO are disposed of within two years from the date the ISO is granted or within one year from the date the ISO is exercised (the “ISO holding periods”), the employee will recognize ordinary income equal to the excess of the

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amount realized on the disposition over the price paid for the shares. In such case, First Community will be entitled to a tax deduction for the same amount.

If the shares transferred upon the exercise of an ISO are disposed of after the ISO holding periods have been satisfied, long term capital gain or long term capital loss is realized on the disposition. First Community will not be entitled to a federal income tax deduction as a result of such a disposition.

Ordinary income will be recognized by the employee or director upon exercise of an NQO. Generally, the ordinary income realized is the excess, if any, of the fair market value of the shares of common stock received upon the exercise of the NQO over the exercise price. An employee will also recognize ordinary income upon exercising a SAR equal to the total of any cash received and the fair market value of any shares of common stock received.

Income tax withholding from the employee is required on the income recognized by the employee upon exercise of an NQO or a SAR. First Community ordinarily will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the employee upon exercise of an NQO or a SAR, subject to the restrictions on deductibility described under “Performance-Based Compensation — Section 162(m) Requirements” below or the ordinary income recognized by the employee on the disposition of common stock acquired pursuant to the exercise of an ISO.

Restricted Stock and Stock Units

An employee or director will generally recognize ordinary income in an amount equal to the fair market value of the shares subject to the Restricted Stock grant at the time of vesting. Dividends paid to an employee or director on shares of Restricted Stock are treated as ordinary income of the employee or director in the year received. First Community will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the employee, subject to the limitations on deductibility contained in Section 162(m). Employees and directors who receive Stock Units typically may defer income tax liability until the underlying shares of Restricted Stock are issued. Accordingly, First Community will not receive a deduction until that time.

Performance-Based Compensation — Section 162(m) Requirements

The 2005 Stock Plan is intended to preserve First Community’s tax deduction for the occurrence of certain events by complying with the terms of Section 162(m) and the regulations thereunder. The Committee will use its best efforts to ensure that grants of options, SARs, and Restricted Stock to participants under the 2005 Stock Plan qualify as “performance-based compensation” for purposes of Section 162(m), unless the Committee determines it is in the best interest of First Community to do otherwise.

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The following table sets forth information about the number of shares reserved for issuance under the 2001 Non-Employee Director Stock Option Plan, the 2001 Long-Term Incentive Plan and the proposed 2005 Stock Plan as of December 31, 2005.

Plan Category	Number of securities to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of securities remaining available for future issuance
Non-Employee Director Stock Option Plan Approved by security holders	137,812	$5.80	—
Long Term Incentive Plan Approved by security holders	396,931	$7.44	86,672
2005 Stock Plan to be approved by security holders	140,000	$17.13	10,000

Total	674,843	$8.44	96,672

No monetary consideration is received by us in return for the grant of options, although consideration is received upon the exercise of options. As of March 1, 2006, the market value of our common stock was $20.75 per share. In 2005, the following options were granted to the five executive officers listed in the above Summary Compensation Table:

Option Grants In Last Fiscal Year

	2005 Option Grants
Name	Number of Securities Underlying Option Granted	Percent of Total Options Granted to Employees In 2005	Exercise Price	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term
					5%	10%
Kenneth P. Cherven	—	—	—	—	—	—
Scott C. Boyle	—	—	—	—	—	—
Michael J. Bullerdick	—	—	—	—	—	—
Siede T. Kamide	—	—	—	—	—	—
John A. Stewart, Jr.	5,907	10%	$16.51	02/14/2011	$31,189	$37,332
Clifton E. Tufts	18,750	32%	$16.13	03/28/2011	$106,125	$125,625

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Aggregated Option Exercises In Last Fiscal Year And Fiscal Year-End Option Values

No stock options were exercised during the 2005 fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options.

	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS AT DECEMBER 31, 2005		VALUE OF UNEXERCISED IN-THE -MONEY OPTIONS AT DECEMBER 31, 2005 (1)
	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
Kenneth P. Cherven	187,031	—	$3,345,985	—
Scott C. Boyle	59,061	—	$1,056,601	—
Michael J. Bullerdick	18,840	—	$337,048	—
Siede T. Kamide	15,750	—	$281,767
Clifton E. Tufts	38,437	—	$687,638	—
John A. Stewart, Jr.	15,750	—	$281,767	—

(1)	The fair market value of the Common Stock as of December 31, 2005 was $17.89.

The Board of Directors Recommends that Shareholders Vote “FOR” Adoption of the 2005 Stock Plan.

PROPOSAL 4. APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASETHE NUMBER OF AUTHORIZED COMMON SHARES TO 20,000,000 AND TO CREATE A CLASS OF PREFERRED STOCK

Our Articles of Incorporation currently authorizes us to issue 6,250,000 shares of common stock. As a result of our recent stock split we presently have nearly 3.8 million shares of common stock outstanding. The Board of Directors believes we should increase the amount of shares of common stock we are authorized to issue to 20,000,000 shares. The Board of Directors believes that the additional shares will provide First Community with the flexibility to use our common stock as currency in the potential acquisition of other financial institutions seeking a tax free exchange transaction and will enable First Community to offer stock dividends in the future. In addition, we will have sufficient shares authorized to take advantage of our option plans which were established to attract and retain the best management possible.

In addition, the Board of Directors also believes that given our size, competitive position in the marketplace and our business goals in the future we should consider adding flexibility to our capital structure by authorizing the creation of a class of preferred stock. The Board of Directors believes that a class of preferred stock would give First Community greater flexibility if the need arises for bridge financing or permanent capital in the future. While we have no present plans to issue any shares of preferred stock, the Board feels it is in First Community’s best interests to have the ability to do so.

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In addition, the Board of Directors also believes that given our size, competitive position in the marketplace and our business goals in the future we should consider adding flexibility to our capital structure by authorizing the creation of a class of preferred stock. The Board of Directors believes that a class of preferred stock would give First Community greater flexibility if the need arises for bridge financing or permanent capital in the future. While we have no present plans to issue any shares of preferred stock, the Board feels it is in First Community’s best interests to have the ability to do so.

Potential Negative Effects of the Proposal

Any additional issuance of shares of common stock will dilute your ownership interest and depending on the amount of such issuances such dilution could be substantial. In addition to dilution, the future issuance of any preferred stock, depending on the rights and preferences accorded it, could negatively impact your voting rights, dividend rights and your rights upon any liquidation dissolution or winding up of the affairs of First Community.

The Board of Directors of First Community has carefully considered the potential adverse effects of increasing the amount of authorized shares of common stock and authorizing the creation of a class of preferred stock, and has unanimously concluded that any such risk is substantially outweighed by the increased flexibility and growth potential which the Capital Stock Amendment will afford the Company and its shareholders.

ARTICLE III CAPITAL STOCK (as amended)

“The corporation shall have authority to issue 22,000,000 shares of capital stock, which shall be divided into classes and shall have the following designations, preferences, limitations and relative rights:

A. Common Stock. One class shall consist of 20,000,000 shares of common stock of $.05 par value, designated “Common Stock.” Each share shall have the same relative rights and be identical in all respects with every other share of Common Stock. The holders of Common Stock are entitled to elect the members of the Board of Directors of the Corporation and such holders are entitled to vote as a class on all matters required or permitted to be submitted to the shareholders of the Corporation. Each holder of Common Stock is entitled to one vote per share. The Common Stock is not entitled to cumulative voting rights with respect to the election of directors.

B. Preferred Stock. One class shall consist of 2,000,000 shares of preferred stock of $.01 par value, designated “Preferred Stock.” The Board of Directors of the Corporation shall be empowered to divide any and all shares of the Preferred Stock into series and to fix and determine the relative rights and preferences of the shares of any series so established in accordance with Section 607.0602 of the Florida Business Corporation Act, including:

(i) the distinctive designation of such series and the number of shares which shall constitute such series;

(ii) the annual rate of dividends payable on shares of such series, whether dividends shall be cumulative and conditions upon which and the date when such dividends shall be accumulated on all shares of such series issued prior to the record date for the first dividend of such series;

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(iii) the time or times when and the price or prices at which shares of such series shall be redeemable at the option of the holder or of the Corporation and the sinking fund provisions, if any, for the purchase or redemption of such shares;

(iv) the amount payable on shares of such series in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether all or a portion is paid before any amount is paid on the Common Stock;

(v) the rights, if any, of the holders of shares of such series to convert such shares into, or exchange such shares for, shares of Common Stock or shares of any other series of Preferred Stock and the terms and conditions of such conversion or exchange; and

(vi) whether the shares of such series have voting rights and the extent of such voting rights, if any.

The Board of Directors shall have the power to reclassify any unissued shares of any series of Preferred Stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, including but not limited to, but subject to the limitations described in, the above provisions.

Any action by the Board of Directors in authorizing the issuance of Preferred Stock and fixing and determining the provisions thereof is hereby ratified and approved.”

The Board of Directors Recommends that Shareholders Vote “FOR” Approval of an Amendment to Our Articles of Incorporation to Increase the Number of our Authorized Common Shares to 20,000,000 and to Create a Class of Preferred Stock

RELATIONSHIP WITH INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. as First Community’s and First Community Bank’s independent auditors for the fiscal year ending December 31, 2006. A representative from the firm is expected to be present at the Annual Meeting to respond to questions regarding our financial statements and the notes thereto.

First Community has been advised by Hacker, Johnson & Smith, P.A. that none of its members, or any of its associates, has any direct financial interest or material indirect financial interest in First Community or its subsidiaries. It is expected that a representative of this firm will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

Fees paid to Hacker, Johnson & Smith, P.A. for professional services during 2005 and 2004 were as follows:

Audit Fees: The aggregate fees billed for professional services by Hacker, Johnson & Smith, P.A. in connection with the audit of the annual financial statements and the review of the financial statements included in First Community’s quarterly filings with the Securities and Exchange Commission for the fiscal year ended December 31, 2005 and 2004, were $26,500 and $26,500, respectively.

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Audit-Related Fees: In 2005 and 2004, Hacker, Johnson & Smith, P.A. also billed First Community $14,000 and $13,250, respectively, for fees reasonably related to the performance of its audit and reviews of financial statements. Such fees included travel and miscellaneous related fees.

Tax Fees: In 2005 and 2004, Hacker, Johnson & Smith, P.A. also billed First Community $7,000 and $6,500, respectively, for tax compliance and advice, including the preparation of First Community’s corporate tax returns.

All Other Fees: There were no other fees during 2005.

Compatibility of Fees: Our Audit Committee has considered the provision of non-audit services by Hacker, Johnson & Smith, P.A. and the fees paid to that firm for such services, and believes that the provision of such services and their fees are compatible with maintaining Hacker, Johnson & Smith, P.A.’s independence (See “Audit Committee Report”).

5. ADJOURNMENT OF ANNUAL MEETING

The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals 1, 2, 3 or 4 at the Annual Meeting. In order to permit proxies that have been timely received by the First Community to be voted for an adjournment, we are submitting this Proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “For”

the Approval of the Adjournment of the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2005, certain of our directors and executive officers who own our stock filed Form 3s or Form 4s with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. Based solely on the review of copies of the filings we have received or written representations from such reporting persons, it is our belief that during 2005, all such filings by our officers, directors or 10% shareholders were made timely.

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STOCK PERFORMANCE GRAPH

The following graph compares First Community’s cumulative stockholder’s return on our common stock with: (i) SNL Financial LC’s index for southeastern banks and bank holding companies; and (ii) the Russell 3000 Index, which pertains to listed companies representing 98% of the U.S. market for the period from May 31, 2003 (the date of our initial public offering) to December 31, 2005, inclusive.

	Period Ending
Index	05/31/03	12/31/03	06/31/04	12/31/04	06/31/05	12/31/05
First Community Bank of America	100.00	137.22	179.37	260.10	231.57	252.71
Russell 3000	100.00	117.85	122.09	131.93	131.92	140.00
SNL Southeast Bank Index	100.00	114.32	117.82	135.57	133.06	138.77

INFORMATION PERTAINING TO FLORIDA INTANGIBLE TAX

AND VALUATION OF BANK COMMON STOCK

Section 199.032, Florida Statutes, imposes a tax of one mil (0.001%) on the just value of certain intangible assets having a taxable status in Florida. Such assets include securities such as our common stock. Payment of this tax is due by June 30, 2006. There is, however, an exemption from payment, if the aggregate intangible tax due from a taxpayer is less than $60.00. Pursuant to Section 199.062, Florida Statutes, we are obligated to inform our shareholders as to the just value of bank common stock as of December 31, 2005. Based on reported recent trades of our common stock, we believe that $17.89 per share is a valid estimate of the just value of a share of our common stock for the purposes of Section 199.062. If you have any questions regarding your duty to pay the intangible tax or the tax in general, you should consult with your attorney or tax adviser.

SHAREHOLDER PROPOSALS

In order to be eligible for inclusion in the First Community proxy materials for the 2007 Annual Meeting of Shareholders, a shareholder’s proposal to take action at such meeting must be received at First Community’s main office at 9001 Belcher Road, Pinellas Park, Florida 33782, on or before November 17, 2006. To be included in the proxy materials, proposals must comply with the Securities and Exchange Commission’s proxy rules, as provided in 17 C.F.R. Section 240.14(a).

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

AND SHAREHOLDER NOMINATIONS

The Bylaws of First Community provide an advance notice procedure for certain business, including nominations for directors, to be brought before an annual meeting. In order for a shareholder to properly bring business before an annual meeting, the shareholder must give written notice to the Corporate Secretary not less than 10 days before the time originally fixed for such meeting.

SOLICITATION

The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by First Community. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and

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obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS THAT MAY PROPERLY COME BEFORE

THE ANNUAL MEETING

The Board of Directors knows of no additional business that will be presented for consideration at the Annual Meeting. Unless you indicate otherwise, however, execution of the enclosed Proxy Card confers discretionary authority upon the designated proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

AVAILABILITY OF ADDITIONAL INFORMATION

Accompanying this Proxy Statement is First Community’s 2005 Annual Report on Form 10-K, which includes our audited financial statements. Additional copies of our Form 10-K are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Kay M. McAleer, Vice President/Corporate Secretary, First Community Bank Corporation of America, 9001 Belcher Road, Pinellas Park, Florida 33782, telephone number (727) 520-0987.

First Community currently files periodic reports (including Form 10-Ks, Form 10-Qs and Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR and are available for review on the Securities and Exchange Commission’s website at www.sec.gov, or can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC 20549.

FIRST COMMUNITY BANK CORPORATION OF AMERICA

March 18, 2006

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FIRST COMMUNITY BANK

CORPORATION OF AMERICA

2005 STOCK PLAN

SECTION 1

BACKGROUND AND PURPOSE

The name of this Stock Plan shall be designated the “2005 Stock Plan.” The purpose of this Plan is to promote the interests of First Community Bank Corporation of America, and its subsidiary, First Community Bank of America, through grants to Employees and Directors of Options to purchase Stock, grants of Stock Appreciation Rights, and grants of Restricted Stock and Stock Units, in order: (i) to attract and retain Employees and Directors; (ii) to provide an additional incentive for each Employee and Director to work to increase the value of Stock; and (iii) to provide each Employee and Director with a stake in the future of the company as a whole, which corresponds to the stake of each of our shareholders.

SECTION 2

DEFINITIONS

Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

2.1. “First Community” means First Community Bank Corporation of America, a Florida corporation, its subsidiary First Community Bank of America, and any other Subsidiary or successor to such corporation.

2.2. “Board” means the Board of Directors of First Community.

2.3. “Change in Control” means a change in control of First Community of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act as in effect at the time of such “change in control,” provided that such a change in control shall be deemed to have occurred at such time as:

(i) any “person” (as that term is used in Sections 13(d) and 14(d)(2) of the Exchange Act), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities representing 50% or more of the combined voting power for election of directors of the then outstanding securities of First Community or any successor to First Community;

(ii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the Board cease, for any reason, to constitute at least a majority of the Board, unless the election or nomination for election of each new

Director was approved by a vote of at least two-thirds of the directors then still in office who were Directors at the beginning of the period;

(iii) the shareholders of First Community approve any reorganization, merger, consolidation, or share exchange as a result of which the common stock of First Community shall be changed, converted, or exchanged into or for securities of another corporation (other than a merger with a wholly-owned subsidiary of First Community), or any dissolution or liquidation of First Community, or any sale or the disposition of 50% or more of the assets or business of First Community; or

(iv) the shareholders of First Community approve any reorganization, merger, consolidation, or share exchange unless:

(A) the persons who were the beneficial owners of the outstanding shares of the common stock of First Community immediately before the consummation of such transaction beneficially own more than 50% of the outstanding shares of the common stock of the successor or survivor corporation in such transaction immediately following the consummation of such transaction; and

(B) the number of shares of the common stock of such successor or survivor corporation beneficially owned by the persons described in Section 2.2(iv)(A) immediately following the consummation of such transaction is beneficially owned by each such person in substantially the same proportion that each such person had beneficially owned shares of First Community common stock immediately before the consummation of such transaction; provided

(C) the percentage described in Section 2.2(iv)(A) of the beneficially owned shares of the successor or survivor corporation and the number described in 2.2(iv)(B) of the beneficially owned shares of the successor or survivor corporation shall be determined exclusively by reference to the shares of the successor or survivor corporation which result from the beneficial ownership of shares of common stock of First Community by the persons described in Section 2.2(iv)(A) immediately before the consummation of such transaction.

2.4. “Code” means the Internal Revenue Code of 1986, as amended.

2.5. “Committee” means a Committee of the Board to which the responsibility to administer this Plan is delegated by the Board and which shall consist of at least two members of the Board, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and each of whom shall be (or be treated as) an “outside director” for purposes of Section 162(m) of the Code.

2.6. “Covered Employee” means an Employee whom the Committee on the date he or she is granted an Option, SAR, Restricted Stock, or Stock Unit deems likely to be a “covered

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employee” (within the meaning of Section 162(m) of the Code) as of any date on or after the date of such grant.

2.7. “Director” means a member of the Board who is not an employee of First Community or any Subsidiary or Parent Corporation.

2.8. “Employee” means a select employee of First Community or any Subsidiary whose performance is, in the judgment of the Committee acting in its absolute discretion, directly or indirectly material to the success of First Community or such Subsidiary and who is not a Ten Percent Shareholder.

2.9. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.10. “Fair Market Value” means: (1) the closing price on any date for a share of Stock, as quoted by the NASDAQ National Market or the NASDAQ SmallCap Market (or other nationally recognized quotation service), or if First Community’s Stock is not traded on the NASDAQ Stock Market, but is registered on another national securities exchange, “Fair Market Value” shall mean the closing sales price of the Stock on such national securities exchange; or (2) if the Stock is not listed on a national exchange, the closing price on any date as reported by a newspaper or trade journal selected by the Committee; or (3) if no such closing price is available on such date, such closing price as so reported in accordance with Section 2.10(2) for the immediately preceding business day; or (4) if no newspaper or trade journal reports such closing price, the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts. In no instance shall the Fair Market Value of Stock ever be less than its book value.

2.11. “ISO” means an Option granted under Section 7 of this Plan to purchase Stock, which is evidenced by an Option Agreement which provides that the Option is intended to satisfy the requirements for an incentive stock option as contemplated by Section 422 of the Code.

2.12. “NQO” means a nonqualified option, i.e., an Option granted under Section 7 of this Plan to purchase Stock, which is evidenced by an Option Agreement which provides that the Option shall not be treated as an incentive stock option under Section 422 of the Code.

2.13. “Option” means an ISO or an NQO.

2.14. “Option Agreement” means the written agreement or instrument which sets forth the terms of an Option granted to an Employee or Director under this Plan.

2.15. “Option Price” means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

2.16. “Parent Corporation” means any corporation which is a parent corporation (within the meaning of Section 424[e] of the Code) of First Community.

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2.17. “Plan” means the 2005 Stock Plan, as amended from time to time.

2.18. “Restricted Stock” means Stock granted to an Employee or Director pursuant to Section 8 of this Plan.

2.19. “Rule 16b-3” means the exemption under Rule 16b-3 to Section 16(b) of the Exchange Act or any successor to such rule.

2.20. “Stock” means the Eight Cent ($0.08) par value common stock of First Community.

2.21. “Stock Agreement” means the written agreement or instrument which sets forth the terms of a Restricted Stock grant or Stock Unit grant to an Employee or Director under this Plan.

2.22. “Stock Appreciation Right or SAR” means a right which is granted pursuant to the terms of Section 7 of this Plan to the appreciation in the Fair Market Value of a share of Stock in excess of the SAR Share Value for such a share.

2.23. “SAR Agreement” means the written agreement or instrument which sets forth the terms of a SAR granted to an Employee under this Plan.

2.24. “SAR Share Value” means the figure which is set forth in each SAR Agreement and which is no less than the Fair Market Value of a share of Stock on the date the related SAR is granted.

2.25. “Stock Unit” means a contractual right granted to an Employee or Director pursuant to Section 8 to receive a cash payment based on the Fair Market Value of the number of shares of Stock described in such grant.

2.26. “Subsidiary” means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of First Community.

2.27. “Ten Percent Shareholder” means a person who owns (after taking into account the attribution rules of Section 424[d] of the Code) more than ten percent of the total combined voting power of all classes of stock of either First Community, a Subsidiary or a Parent Corporation.

SECTION 3

SHARES RESERVED UNDER PLAN

3.1. Share. There shall (subject to Section 11) be reserved for issuance under this Plan, 150,000 shares of Stock. Furthermore, upon any future issuance of Stock, 15% of such newly issued shares shall also be reserved for issuance under this Plan. Provided, however, that no more than 450,000 shares of Stock shall ever be reserved for issuance under this Plan.

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3.2. Source of Shares. The shares of Stock described in Section 3.1 shall be reserved from authorized but unissued shares of Stock. Furthermore, any shares of Stock issued pursuant to a Restricted Stock grant which are forfeited thereafter, shall again become available for issuance under this Plan, but any shares of Stock used to satisfy a withholding obligation under Section 14.4 shall not again become available for issuance under this Plan. The exercise of a SAR or a surrender right in an Option shall reduce the number of shares available for issuance under this Plan only to the extent of the shares of Stock, if any, actually issued upon such exercise. Finally, if the Option Price of an Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to First Community in satisfaction of any condition to a grant of Restricted Stock, such shares thereafter shall be treated the same as any other shares of Stock available for issuance under this Plan.

3.3. Use of Proceeds. The proceeds which First Community receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of First Community.

SECTION 4

EFFECTIVE DATE

This Plan shall be effective on the date the shareholders of First Community (acting at a duly called meeting of such shareholders) approve the adoption of this Plan.

SECTION 5

COMMITTEE

This Plan shall be administered by the Committee. Subject to the provisions of this Plan (including Sections 11, 12, 13, and 14), the Committee shall have the power, authority, and sole and exclusive discretion to construe, interpret, and administer this Plan, including without limitation, the power and authority to make factual determinations relating to Plan grants and correct mistakes in Option, SAR, or Stock Agreements, and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances. Such actions of the Committee shall be binding on First Community, on each affected Employee and Director, and on each other person directly or indirectly affected by such action. The Committee may delegate such powers and duties, whether ministerial or discretionary, as the Committee may deem appropriate, including, but not limited to, authorizing the Committee’s delegate to execute agreements evidencing the grant of Options, SARs, Restricted Stock, and Stock Units or other documents on the Committee’s behalf.

SECTION 6

ELIGIBILITY

Employees and Directors shall be eligible for the grant of Options, SARs, Restricted Stock, and Stock Units under this Plan.

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SECTION 7

OPTIONS AND SARs

7.1. Options. The Committee, acting in its absolute discretion, shall have the right to grant Options to Employees and Directors under this Plan from time to time and Options may be granted for any reason the Committee deems appropriate under the circumstances. Each grant of an Option shall be evidenced by an Option Agreement, and each Option Agreement shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan. All Options granted to Directors shall be NQOs.

7.2. $100,000 Limit. The aggregate Fair Market Value of ISOs granted to an Employee under this Plan and ISOs granted to such Employee under any other stock option plan adopted by First Community, a Subsidiary, or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO is granted, and the Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with Section 422(d) of the Code.

7.3. Option Price and Exercise Period.

(a) Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option. Except in accordance with the provisions of Section 11 of this Plan, the Committee shall not, absent the approval of First Community’s shareholders, take any action, whether through amendment, cancellation, replacement grants, or any other means, to reduce the Option Price of any outstanding Options.

(b) Exercise Period. Each Option granted under this Plan shall be exercisable, in whole or in part, at such time or times as set forth in the related Option Agreement, but no Option Agreement shall make an Option exercisable before the date such Option is granted, or on or after the date which is the tenth anniversary of the date such Option is granted. In the discretion of the Committee, an Option Agreement may provide for the exercise of an Option after the employment of an Employee or the status of an individual as a Director has been terminated for any reason whatsoever, including death or disability.

7.4. Method of Exercise.

(a) Committee Rules. An Option may be exercised as provided in this Section 7.4 pursuant to procedures (including, without limitation, procedures restricting the frequency or method of exercise) as shall be established by the Committee, or its delegate, from time to time for the exercise of Options.

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(b) Notice and Payment. An Option shall be exercised by delivering to the Committee or its delegate during the period in which such Option is exercisable: (1) written notice of exercise in a form acceptable to the Committee indicating the specific number of shares of Stock subject to the Option which are being exercised; and (2) payment in full of the Option Price for such specific number of shares. An Option Agreement, at the discretion of the Committee, may provide for the payment of the Option Price by any of the following means:

(1) in cash, electronic funds transfer, or a check acceptable to the Committee;

(2) in Stock which has been held by the Employee or Director for a period acceptable to the Committee and which Stock is otherwise acceptable to the Committee, provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to such method of payment;

(3) through a broker-facilitated cashless exercise procedure acceptable to the Committee; or

(4) in any combination of the methods described in this Section 7.4(b) which is acceptable to the Committee.

Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed stock certificate for such Stock is delivered to the Committee or, if payment is effected through a certification of ownership of Stock in lieu of a stock certificate, on the date the Option is exercised.

(c) Restrictions. The Committee may from time to time establish procedures for restricting the exercise of Options on any given date as the result of excessive volume of exercise requests or any other problem in the established system for processing Option exercise requests or for any other reason the Committee or its delegate deems appropriate or necessary.

7.5. Nontransferability. Except to the extent the Committee deems permissible under Section 422(b) of the Code and Rule 16b-3 and consistent with the best interests of First Community, neither an Option granted under this Plan nor any related surrender rights nor any SAR shall be transferable by an Employee or a Director other than by will or by the laws of descent and distribution. Any such Option grant and surrender rights under this Plan and any SAR granted under this Plan shall be exercisable during an Employee’s or Director’s lifetime, as the case may be, only by the Employee or the Director, provided that in the event an Employee or Director is incapacitated and unable to exercise such Employee’s or Director’s Option or SAR, such Employee’s or Director’s legal guardian or legal representative whom the Committee (or its delegate) deems appropriate based on all applicable facts and circumstances presented to the Committee (or its delegate) may exercise such Employee’s or Director’s Option or SAR, in accordance with the provisions of the Plan and the applicable Option Agreement or SAR Agreement. The person or persons to whom an Option or a SAR is transferred by will or by the

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laws of descent and distribution thereafter shall be treated as the Employee or the Director under this Plan.

7.6. SARs and Surrender Rights.

(a) SARs. The Committee acting in its absolute discretion may grant an Employee or Director a SAR which will give the Employee or Director the right to the appreciation in one, or more than one, share(s) of Stock, and any such appreciation shall be measured from the related SAR Share Value. The Committee shall have the right to make any such grant subject to such additional terms as the Committee deems appropriate, and such terms shall be set forth in the related SAR Agreement.

(b) Option Surrender Rights. The Committee acting in its absolute discretion also may incorporate a provision in an Option Agreement to give an Employee or Director the right to surrender his or her Option, in whole or in part, in lieu of the exercise (in whole or in part) of that Option to purchase Stock on any date that:

(1) the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock; and

(2) the Option to purchase such Stock is otherwise exercisable.

(c) Procedure. The exercise of a SAR or a surrender right in an Option shall be effected by the delivery of the related SAR Agreement or Option Agreement to the Committee (or to its delegate) together with a statement signed by the Employee or Director which specifies the number of shares of Stock as to which the Employee or Director, as appropriate, exercises his or her SAR or exercises his or her right to surrender his or her Option and (at the Employee’s or Director’s option) how he or she desires payment to be made with respect to such shares.

(d) Payment. An Employee or Director who exercises his or her SAR or right to surrender his or her Option shall (to the extent consistent with an exemption under Rule 16b-3) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such exercise is effected to (i) the number of shares of Stock with respect to which, as applicable, the SAR or the surrender right is exercised times (ii) the excess of the Fair Market Value of a share of Stock on such date over, as applicable, the SAR Share Value for a share of Stock subject to the SAR or the Option Price for a share of Stock subject to an Option. The Committee acting in its absolute discretion shall determine the form and timing of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Employee or Director and delivered to the Committee (or to its delegate) and (2) to forfeit an Employee’s or Director’s right to payment of cash in lieu of a fractional share of Stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this Section 7.6 to come within an exemption under Rule 16b-3. Any cash payment under this Section 7.6 shall be made from First Community’s general assets, and an Employee

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or Director shall be no more than a general and unsecured creditor of First Community with respect to such payment.

(e) Restrictions. Each SAR Agreement and each Option Agreement which incorporates a provision to allow an Employee or Director to surrender his or her Option shall incorporate such additional restrictions on the exercise of such SAR or surrender right as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

SECTION 8

RESTRICTED STOCK AND STOCK UNITS

8.1. Committee Action.

(a) General. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock and Stock Units to Employees and Directors under this Plan from time to time.

(b) Limitations. No Restricted Stock grant may be made to an Employee or in any calendar year with respect to more than 10,000 shares of Restricted Stock, and the Fair Market Value of the shares of Stock described in any Stock Unit grant to any Employee shall not exceed $250,000 on the date as of which the grant is made. Each Restricted Stock grant and each Stock Unit grant shall be evidenced by a Stock Agreement, and each Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Employee’s or Director’s interest in the related Stock or cash payment will be forfeited.

8.2. Conditions.

(a) Conditions for Issuance of Restricted Stock. The Committee acting in its absolute discretion may make the issuance of Restricted Stock to an Employee or Director subject to the satisfaction of one, or more than one, employment objective, performance, or other grant condition (which may or may not include performance criteria described in Section 8.2(c)) which the Committee deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such condition and the deadline for satisfying each such condition.

(b) Forfeiture Conditions for Restricted Stock and Stock Units. The Committee may make Restricted Stock issued to an Employee or Director or the cash otherwise payable under any Stock Unit grant subject to one, or more than one, employment objective, performance, or other forfeiture condition (which may or may not include any performance goals described in Section 8.2(c)) which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Stock Agreement shall set forth each such forfeiture condition and the deadline for satisfying each such forfeiture condition. An Employee’s or Director’s non-forfeitable

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interest in the shares of Stock issued pursuant to a Restricted Stock grant or the cash payment due under any Stock Unit grant shall depend on the extent to which each such condition is timely satisfied. Each share of Stock issued pursuant to a Restricted Stock grant shall again become available under Section 3 if such share is forfeited as a result of a failure to timely satisfy a forfeiture condition, in which event such share of Stock shall again become available under Section 3 as of the date of such failure. When a Stock certificate is issued for shares of Restricted Stock, such certificate shall be issued subject to: (i) the conditions, if any, described in this Section 8.2(b) and Section 8.2(c) to, or for the benefit of, the Employee or Director; and (ii) a stock power in favor of First Community in order for First Community to effect any forfeitures of such Restricted Stock called for under this Section 8.2(b).

(c) Performance Goals.

(1) A performance goal is described in this Section 8.2(c) if such goal relates to First Community’s:

(i)	return over capital costs or increases in return over capital costs;

(ii)	total earnings or the growth in such earnings;

(iii)	consolidated earnings or the growth in such earnings;

(iv)	earnings per share or the growth in such earnings;

(v)	net earnings or the growth in such earnings;

(vi)	earnings before interest expense, taxes, depreciation, amortization, and other non-cash items or the growth in such earnings;

(vii)	earnings before interest and taxes or the growth in such earnings;

(viii)	consolidated net income or the growth in such income;

(ix)	the value of First Community’s Stock or the growth in such value;

(x)	Stock price or the growth in such price;

(xi)	return on assets or the growth on such return;

(xii)	total shareholder return or the growth in such return;

(xiii)	expenses or the reduction of expenses;

(xiv)	sales growth;

(xv)	overhead ratios or changes in such ratios;

(xvi)	expense-to-sales ratios or the changes in such ratios;

(xvii)	economic value added or changes in such value added; or

(xviii)	other financial performance measures deemed appropriate by the Committee.

A performance goal described in this Section 8.2(c)(1) may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes, and may relate to First Community as a whole or one or more operating units of First Community.

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(2) When the Committee determines whether a performance goal has been satisfied for any period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles and any other unusual or non-recurring items, including, without limitation, the charges or costs associated with restructurings of First Community, discontinued operations, and the cumulative effects of accounting changes. The Committee may also adjust any performance goal for a period as it deems equitable in recognition of unusual or non-recurring events affecting First Community, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine (including, without limitation, any adjustments that would result in First Community paying non-deductible compensation to an Employee).

(3) If the Committee determines that a performance goal has been satisfied and the satisfaction of such goal was intended to meet the requirements of Section 162(m) of the Code, the Committee shall certify that the goal has been satisfied in accordance with the requirements set forth under such section of the Code.

8.3. Dividends and Voting Rights.

(a) Cash Dividends. Each Stock Agreement which evidences a Restricted Stock grant shall state whether the Employee or Director shall have a right to receive any cash dividends, which are paid after any shares of Restricted Stock are issued to him or to her and before the first day that the Employee’s or Director’s interest in such Stock is forfeited completely, or becomes completely non-forfeitable. If such a Stock Agreement provides that an Employee or Director has no right to receive a cash dividend when paid, such Stock Agreement shall set forth the conditions, if any, under which the Employee or Director will be eligible to receive one, or more than one, payment in the future to compensate the Employee or Director for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If such a Stock Agreement calls for any such payments to be made, First Community shall make such payments from First Community’s general assets, and the Employee or Director shall be no more than a general and unsecured creditor of First Community with respect to such payments.

(b) Stock Dividends. If a Stock dividend is declared on a share of Restricted Stock, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and an Employee’s or Director’s interest in such Stock dividend shall be forfeited or shall become non-forfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes non-forfeitable. Unless otherwise set forth in the Stock Agreement which evidences a Stock Unit grant, if a Stock dividend is declared on any shares of Stock described in a Stock Unit grant, such dividend shall increase the number of shares of Stock described in such Stock Unit grant.

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(c) Voting Rights. An Employee or Director shall have the right to vote shares of Restricted Stock which have been issued pursuant to Section 8.2 before his or her interest in such Stock has been forfeited or has become non-forfeitable.

(d) Nontransferability. No Restricted Stock grant and no shares issued pursuant to a Restricted Stock grant shall be transferable by an Employee or a Director other than by will or by the laws of descent and distribution before an Employee’s or Director’s interest in such shares have become completely non-forfeitable, and no interests in a Stock Unit grant shall be transferable other than by will or the laws of descent and distribution except as otherwise provided in the related Stock Agreement.

(e) Creditor Status. An Employee or a Director to whom a Stock Unit grant is made shall be no more than a general and unsecured creditor of First Community with respect to any cash payment due under such grant.

8.4 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be Restricted Stock at such time as an Employee’s or Director’s interest in such Stock becomes non-forfeitable under this Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8.2(b) or Section 8.3 and shall be transferred to the Employee or Director.

SECTION 9

SECURITIES REGISTRATION

Each Option Agreement, SAR Agreement, and Stock Agreement shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option (or any related surrender right) or a SAR or the satisfaction of the forfeiture conditions under a Stock Agreement for Restricted Stock, the Employee or Director shall, if so requested by First Community, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by First Community, shall deliver to First Community a written statement satisfactory to First Community to that effect. As for Stock issued pursuant to this Plan, First Community at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to an Employee or Director under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to an Employee or Director; however, First Community shall have no obligation whatsoever to take any such action in connection with the transfer, resale, or other disposition of such Stock by an Employee.

SECTION 10

LIFE OF PLAN

No Option or SAR or Restricted Stock or Stock Unit shall be granted under this Plan on or after the earlier of: (1) the tenth anniversary of the date the Board adopts this Plan, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options (and any related surrender rights) and SARs have been exercised in full or no longer are exercisable and all Restricted Stock and Stock Unit grants under this Plan have been forfeited or the forfeiture

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conditions on the related Stock or cash payments have been satisfied in full; or (2) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of all Options (and any related surrender rights) and all SARs granted under this Plan and the satisfaction of the forfeiture conditions on Restricted Stock) been issued or no longer is available for use under this Plan, and all cash payments due under any Stock Unit grants have been paid or forfeited, in which event this Plan also shall terminate on such date.

SECTION 11

ADJUSTMENT

11.1. Capital Structure. The number, kind, or class (or any combination thereof) of shares of Stock reserved under Section 3 of this Plan, the grant limitations described in Section 7.3 and Section 8.1 of this Plan, the number, kind, or class (or any combination thereof) of shares of Stock subject to Options or SARs granted under this Plan, and the Option Price of such Options and the SAR Share Value of such SARs, as well as the number, kind, or class of shares of Stock subject to Restricted Stock grants and the number, kind, or class of shares of Stock described in Stock Unit grants under this Plan shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of First Community, including, but not limited to, such changes as stock dividends or stock splits.

11.2. Acquisitions. The Board as part of any corporate transaction described in Code Section 424(a) shall have the right (in any manner which the Board in its discretion deems consistent with Code Section 424[a] and without regard to the grant limitations described in Section 7.3 or Section 8.1 of this Plan) to make Restricted Stock, Stock Unit, Option, and SAR grants to effect the assumption of, or the substitution for, restricted stock, stock unit, option, and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such restricted stock, stock unit, option, or stock appreciation rights grants.

11.3. Fractional Shares. If any adjustment under this Section 11 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options, SAR grants, and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. Any adjustment made under this Section 11 by the Board shall be conclusive and binding on all affected persons.

SECTION 12

CHANGE IN CONTROL

Upon a Change in Control, all Options, SARs, Restricted Stock, and Stock Units shall become immediately exercisable, non-forfeitable, or otherwise vest and become irrevocable.

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SECTION 13

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of First Community to the extent such approval is required under applicable law, Code Section 422, Rule 16b-3, or any applicable stock exchange rule. The Board also may suspend the granting of Options, SARs, Restricted Stock, and Stock Units under this Plan at any time and may terminate this Plan at any time. The Board or the Committee shall have the right to modify, amend, or cancel (retroactively or prospectively) any Option, SAR, Restricted Stock, or Stock Unit granted before such suspension or termination if: (1) the Employee or Director consents in writing to such modification, amendment, or cancellation (except that in no case can Options be repriced either by cancellation and regrant or by lowering the exercise price of a previously granted award); or (2) there is a dissolution or liquidation of First Community or a transaction described in Section 11 or Section 12 of this Plan. Suspension or termination of the Plan shall not affect the Committee’s ability to exercise the powers granted to it with respect to Options, SARs or surrender rights, Restricted Stock, or Stock Units granted under this Plan prior to the date of such suspension or termination.

SECTION 14

MISCELLANEOUS

14.1. Shareholder Rights. No Employee or Director shall have any rights as a shareholder of First Community as a result of the grant of an Option or a SAR under this Plan or his or her exercise of such Option or SAR pending the actual delivery of the Stock subject to such Option to such Employee or Director. Subject to Section 8.4, an Employee’s or Director’s rights as a shareholder in the shares of Stock related to a Restricted Stock grant which is effective shall be set forth in the related Stock Agreement.

14.2. No Contract of Employment or Director Status. The grant of an Option, SAR, Restricted Stock, or Stock Unit to an Employee or a Director under this Plan shall not constitute a contract of employment or an agreement to continue his or her status as an Employee or a Director, and shall not confer on an Employee or Director any rights in addition to those rights, if any, expressly set forth in the Option Agreement which evidences his or her Option, the SAR Agreement which evidences his or her SAR, or the Stock Agreement related to his or her Restricted Stock or Stock Unit grant.

14.3. Withholding. The exercise of any Option or SAR granted under this Plan and the acceptance of a Restricted Stock or Stock Unit grant shall constitute an Employee’s or Director’s full and complete consent to whatever action the Committee deems necessary to satisfy the minimum federal tax withholding requirements, if any, which the Committee acting in its discretion deems applicable to such exercise or such Restricted Stock or Stock Unit grant. The Committee also shall have the right to provide in an Option Agreement, SAR Agreement, or Stock Agreement that an Employee or Director may elect to satisfy minimum federal tax withholding requirements, if any, through a reduction in the number of shares of Stock actually transferred or the cash payments to be made to him or to her under this Plan, and any such

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election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

14.4 Construction.

(a) Governing Law and Venue. This Plan shall be construed under the laws of the State of Florida (excluding its choice-of-law rules) to the extent not superseded by federal law. Venue for the enforcement of any provision of this Plan or Option Agreement shall be in Pinellas County, Florida.

(b) Invalid Provisions. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(c) Conflicts. In the event of a conflict between the terms of this Plan and any Option Agreement, Stock Agreement, or SAR Agreement, the terms of the Plan shall prevail.

Executed this                      day of                     , 2005.

FIRST COMMUNITY BANK CORPORATION OF AMERICA

By:
Kenneth P. Cherven,
President & Chief Executive Officer

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REVOCABLE PROXY

FIRST COMMUNITY BANK CORPORATION OF AMERICA

ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Kenneth P. Cherven and Robert M. Menke, and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of First Community Bank Corporation of America (“First Community”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at our main office located at 9001 Belcher Road, Pinellas Park, Florida, 33782 on Monday, April 17th, 2006, at 5:00 p.m. local time and at any adjournments thereof.

The undersigned shareholder of First Community may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation to First Community, delivering a duly executed Proxy bearing a later date to First Community, or by attending the Annual Meeting and voting in person.

THE FOLLOWING ITEMS ARE BEING ACTED UPON:

1. To fix the number of Directors to serve on the Board for the ensuing year at eleven.		FOR ☐	AGAINST ☐	ABSTAIN ☐

2. The election of eight members of the Board of Directors. Note: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name.	Brad Bishop Kenneth P. Cherven James Macaluso Robert G. Menke	Kenneth Delarbre Edwin C. Hussemann David K. Meehan Robert M. Menke	FOR ☐	AGAINST ☐

3. The adoption of the 2005 Stock Plan.		FOR ☐	AGAINST ☐	ABSTAIN ☐

4. To approve an amendment to our Articles of Incorporation to increase the number of authorized common shares to 20,000,000 and to create a class of preferred stock.		FOR ☐	AGAINST ☐	ABSTAIN ☐

5. The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve either of the foregoing items.		FOR ☐	AGAINST ☐	ABSTAIN ☐

At their discretion, the proxy holders are authorized to transact and to vote upon such other business as may properly come before the Annual Meeting, or at any adjournment thereof.

NOTE:	When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ITEMS LISTED.

IMPORTANT: Please sign your name exactly as it appears on this Proxy Card. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from First Community, prior to the execution of the Proxy, a Notice of the Annual Meeting, a Proxy Statement dated March 18, 2006, the Report on Form 10-K for the year ended December 31, 2005.

Signature:

STICKER	Signature if held jointly:

Date:

Please mark, sign, date and return this Proxy Card

promptly, using the enclosed envelope. If you receive

more than one Proxy Card, please sign and return all

cards in the accompanying envelope.